SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 5, 1997





                           CPI CORP.
________________________________________________________________
  (exact name of registrant as specified in its charter)



    Delaware                  0-11227              43-1256674
________________________________________________________________
(State or other jurisdiction (Commission file   (IRS Employer
 of incorporation)             Number)       Identification No.)




1706 Washington Avenue, St. Louis, Missouri        63103-1790
________________________________________________________________
(Address of principal executive offices)            (Zip code)




Registrants' telephone number, including area code (314) 231-1575
________________________________________________________________




________________________________________________________________
(Former name or former address, if changes since last report.)

ITEM 5.  OTHER EVENTS

On December 5, 1997, CPI Corp. issued the following press release announcing third quarter results.

    CPI CORP. ANNOUNCES THIRD QUARTER RESULTS
    -  Operating earnings in Sears Portrait Studios increase
       24.2% on flat sales while wall decor segment continues weak sales activity.

    - Charges related to sale of remaining share of joint venture obscure operating earnings increase, resulting in net loss of $0.7 million (6 cents per share).

    St. Louis, MO., December 5, 1997 - CPI Corp. (NYSE - CPY) today reported a third quarter net loss of $0.7 million
    (a loss of 6 cents per share) compared to last year's net earnings of $5.0 million (earnings of 36 cents per share). The 1997 third quarter results include a net after-tax charge of $2.6 million (a charge of 21 cents per share) related to the sale of the company's remaining 49% interest in the Fox Photo, Inc. joint venture to Eastman Kodak. The 1996 third quarter results include a gain of 28 cents per share related to the sale of the initial 51% interest to Kodak. In addition, there were 13.2% fewer weighted average common shares outstanding in the 1997 third quarter, affecting per-share comparability with last year's third quarter.

    Although not fully comparable due to the effect of the timing of the transaction and the service and consulting agreements, without the effect of the sale of the remaining 49% interest in the Fox joint venture and related transactions in third quarter 1997, and the effect of the original sale of the 51% interest in Fox in third quarter 1996, net earnings for third quarter 1997 would have been $1.8 million compared to $1.2 million for third quarter 1996.

    Income from operations for the third quarter's 16 WEEKS ENDED NOVEMBER 8, 1997 increased to $5.3 million from the $3.8 million in the 16 weeks ended November 9, 1996, with 1996 results including $0.4 million in operating earnings from the since-disposed-of photofinishing segment. The gain was primarily the result of a $2.0 million increase in portrait studio earnings, plus a $1.2 million reduction in general corporate expense due to lower photofinishing administrative charges and the allocation of costs through the joint venture service contract. The service contract will continue into early 1998. Sales were also non-comparable, decreasing to $108.2 million from $145.4 million due to the absence of any photofinishing revenues in the 1997 quarter.

    For the 40 WEEKS ENDED NOVEMBER 8, 1997, the company recorded a net loss of $1.8 million (a loss of 15 cents per share) compared to net earning of $2.1 million (earnings of 15 cents per share) for the last year's comparable period. Sales in 1997 were $246.8 million compared to last year's $355.5 million. Income from operations totaled $6.8 million for the 1997 40-week period compared to last year's $0.3 million, primarily due to higher portrait studio earnings and lower general corporate expense. Sales for the 40 weeks ended November 9, 1996 included $241.0 million of combined portrait studio and wall decor sales and $114.5 million of sales for the photofinishing segment, for which sales were recorded at the venture level in 1997.

    For the 52 WEEKS ENDED NOVEMBER 8, 1997, net earnings were $10.5 million (88 cents per share) compared to $11.7 million (84 cents per share) for the 52 weeks ended November 9, 1996. Sales were $358.3 million vs. $505.6 million for the comparable prior period. Sales for the 1996 trailing period included $344.6 million of combined portrait studio and wall decor sales and $161.0 million for the photofinishing segment, for which sales were recorded at the venture level in the 1997 trailing period.

    Commenting on the results, Alyn V. Essman, chairman and chief executive officer said, "We are pleased that third quarter profit margin in our PORTRAIT STUDIOS segment increased to 11.2% from last year's 9.0% even though sales were flat at $91.2 million. Earnings in the division increased by almost $2 million, and though it's less than we had planned, it's still up by more than 24% over last year. Moreover, year-to-date profits in the division are up by $3.8 million, an improvement of over 23% as a result of a sales increase of just under three percent, combined with higher margin."

    Turning to the wall decor segment, Essman said, "Our Prints Plus results in 1997 continue to trail those of 1996, with third quarter sales of $17.0 million compared to last year's $17.7 million and an increase in operating loss to $0.9 million from last year's $0.2 million loss due to higher occupancy and employment expenses. Regarding 1998, we anticipate that the marketing and operating changes recently implemented will result in positive sales improvements."

    Concluding, Essman said, "We are focused intensely on our core portrait studio business, and our aim is to improve both profit margins and top-line performance going forward. Looking ahead, we are awaiting more definitive results regarding the fourth quarter, which continues to run below our original expectations and still has a couple of weeks to go in the Christmas season. In another matter, our fourth quarter earnings will benefit from after-tax income of $1.3 million related to the non-compete agreement with Kodak and the interest on the Kodak note due in January 1999 which was received in conjunction with the sale of the remaining interest in the joint venture."

    This release contains certain "forward looking statements" that are subject to risks and uncertainties. The company's actual results and performance could differ materially from those anticipated depending on, among other things, customer demand for the company's services, the amount of revenue derived from the Portrait Studio Division through the fiscal year end and the overall level of economic activity in the company's major market.

    CPI is a consumer services company with $467.0 million in fiscal 1996 sales from continuing operations, operating approximately 1,200 retail locations, including 1,030 Sears Portrait Studios in the U.S., Puerto Rico and Canada and 157 Prints Plus wall decor stores.

CPI CORP.
CONDENSED STATEMENTS OF EARNINGS - FOR THE 16 WEEKS ENDED
NOVEMBER 8, 1997 (in thousands except per share amounts -
unaudited)
                                  16 Weeks Ended
                              ----------------------
                               11/08/97    11/09/96
                              ----------  ----------
Net Sales:
  Portrait studios            $  91,166   $  91,300
  One-hour photofinishing             -      36,437
  Wall decor                     16,990      17,698
                              ----------  ----------
   Total net sales            $ 108,156   $ 145,435

Operating earnings:
  Portrait studios            $  10,209   $   8,222
  One-hour photofinishing             -         439
  Wall decor                       (904)       (220)
                              ----------  ----------
   Total operating earnings       9,305       8,441

General corporate expense         3,992       5,189
                              ----------  ----------
Income from operations            5,313       3,252
Net interest expense                711       1,145
Interest in joint venture loss   (1,474)       (430)
Gain (Loss) from sale of
  minority interest              (4,189)      6,180
Other income                        628         150
                              ----------  ----------
Earnings from continuing
  operations before income
  taxes                            (433)      8,007

Income tax expense                  292       2,963
                              ----------  ----------
Net earnings from continuing
  operations                       (725)      5,044
                              ----------  ----------
Losses from discontinued
  operations net of income
  tax benefits                        -           -

Loss on disposal net of
  income tax benefits
  of $1,372                           -           -
                              ----------  ----------
  Total losses from
    discontinued operations           -           -
                              ----------  ----------
Net earnings                  $    (725)  $   5,044
                              ==========  ==========
Earnings (loss) per
  common share:
  From continuing operations  $   (0.06)  $    0.36
  From discontinued
    operations                        -           -
                              ----------  ----------
  Net earnings (loss) per
    common share              $   (0.06)  $    0.36
                              ==========  ==========
Weighted average number of
  common and common equivalent
  shares outstanding             12,205      14,066
                              ==========  ==========

CPI CORP.
CONDENSED STATEMENTS OF EARNINGS - FOR THE 40 WEEKS ENDED
NOVEMBER 8, 1997 (in thousands except per share amounts -
unaudited)
                                  40 Weeks Ended
                              ----------------------
                               11/08/97    11/09/96
                              ----------  ----------
Net Sales:
  Portrait studios            $ 205,623   $ 199,654
  One-hour photofinishing             -     114,518
  Wall decor                     41,201      41,371
                              ----------  ----------
   Total net sales            $ 246,824   $ 355,543

Operating earnings:
  Portrait studios            $  19,873   $  16,109
  One-hour photofinishing             -          82
  Wall decor                     (3,196)     (1,498)
                              ----------  ----------
   Total operating earnings      16,677      14,693

General corporate expense         9,898      14,420
                              ----------  ----------
Income from operations            6,779         273
Net interest expense              2,226       3,153
Interest in joint venture loss   (3,304)       (430)
Gain (Loss) from sale of
  minority interest              (4,189)      6,180
Other income                        877         480
                              ----------  ----------
Earnings from continuing
  operations before income
  taxes                          (2,063)      3,350

Income tax expense                 (311)      1,239
                              ----------  ----------
Net earnings from continuing
  operations                     (1,752)      2,111
                              ----------  ----------
Losses from discontinued
  operations net of income
  tax benefits                        -           -

Loss on disposal net of
  income tax benefits
  of $1,372                           -           -
                              ----------  ----------
  Total losses from
    discontinued operations           -           -
                              ----------  ----------
Net earnings                  $  (1,752)  $   2,111
                              ==========  ==========
Earnings (loss) per
  common share:
  From continuing operations  $   (0.15)  $    0.15
  From discontinued
    operations                        -           -
                              ----------  ----------
  Net earnings (loss) per
    common share              $   (0.15)  $    0.15
                              ==========  ==========
Weighted average number of
  common and common equivalent
  shares outstanding             12,009      14,016
                              ==========  ==========

CPI CORP.
CONDENSED STATEMENTS OF EARNINGS - FOR THE 52 WEEKS ENDED
NOVEMBER 8, 1997 (in thousands except per share amounts -
unaudited)
                                  52 Weeks Ended
                              ----------------------
                               11/08/97    11/09/96
                              ----------  ----------
Net Sales:
  Portrait studios            $ 295,809   $ 282,963
  One-hour photofinishing             -     160,990
  Wall decor                     62,506      61,636
                              ----------  ----------
   Total net sales            $ 358,315   $ 505,589

Operating earnings:
  Portrait studios            $  39,420   $  34,902
  One-hour photofinishing             -       2,328
  Wall decor                      1,554       3,432
                              ----------  ----------
   Total operating earnings      40,974      40,662

General corporate expense        14,096      20,644
                              ----------  ----------
Income from operations           26,878      20,018

Net interest expense              2,842       4,092
Interest in joint venture loss   (3,359)       (430)
Gain (Loss) from sale of
  minority interest              (4,189)      6,180
Other income                        898         740
                              ----------  ----------
Earnings from continuing
  operations before income
  taxes                          17,386      22,416

Income tax expense                6,885       8,045
                              ----------  -----------
Net earnings from continuing
  operations                     10,501      14,371
                              ----------  ----------
Losses from discontinued
  operations net of income
  tax benefits                        -        (253)

Loss on disposal net of
  income tax benefits
  of $1,372                           -      (2,428)
                              ----------  ----------
  Total losses from
    discontinued operations           -      (2,681)
                              ----------  ----------
Net earnings                  $  10,501   $  11,690
                              ==========  ==========
Earnings (loss) per
  common share:
  From continuing operations  $    0.88   $    1.03
  From discontinued
    operations                        -       (0.19)
                              ----------  ----------
  Net earnings (loss) per
    common share              $    0.88   $    0.84
                              ==========  ==========
Weighted average number of
  common and common equivalent
  shares outstanding             11,975      14,013
                              ==========  ==========

CPI CORP.
CONDENSED BALANCE SHEETS - FOR NOVEMBER 8, 1997 AND
NOVEMBER 9, 1996 (in thousands - unaudited)


                                     NOVEMBER 8,   NOVEMBER 9,
                                        1997           1996
                                     -----------   ------------
Assets

  Current assets:
   Cash and short-term investments   $   35,356    $    29,724
   Other current assets                  98,047         63,336
  Net property and equipment            125,576        133,167
  Minority interest                           -         48,590
  Other assets                            5,479          4,344
                                     -----------   ------------
    Total assets                     $  264,458    $   279,161
                                     ===========   ============




Liabilities and stockholders' equity

  Current liabilities                $   49,186    $    52,342
  Long-term obligations                  59,798         44,870
  Other liabilities                      19,869          9,022
  Stockholders' equity                  135,605        172,927
                                     -----------   ------------
    Total liabilities and
      stockholders' equity           $  264,458    $   279,161
                                     ===========   ============


                           SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CPI CORP.
                                        (Registrant)





                             /s/  Barry Arthur
                                 -----------------------------
                                  Barry Arthur
                                  Authorized Officer and
                                  Principal Financial Officer


Dated:  December 8, 1997